Exhibit 21.1

Notes	Name	DBA	Entity Type	State of Formation	Date of Formation	Foreign Qualification	General Partner (LP) /BOD (corp)/Manging Member or Board of Managers (LLC)	Tax ID
	2037953 Ontario, Inc.		Corp	Canada			Briotix Health, LP
	Ability Health PT Management GP, LLC		LLC	TX		FL	Rehab Partners #4, Inc.	81-4216526
	Ability Health Services and Rehabilitation, L.P.	Ability Rehabilitation	LP	TX		FL	Ability Health PT Management GP, LLC	38-4017532
	Achieve Management GP, LLC		LLC	TX			Rehab Partners #4, Inc	47-3291851
	Achieve Physical Therapy and Performance, Limited Partnership		LP	TX			Achieve Management GP, LLC	47-3283941
	Action Therapy Centers, Limited Partnership	Action Physical Therapy Houston Hand Therapy PT Professionals	LP	TX			Rehab Partners #1, Inc.	76-0389610
	Adams County Physical Therapy, Limited Partnership		LP	TX		PA	Rehab Partners #5, Inc.	76-0483100
	Advance Rehabilitation & Consulting, Limited Partnership		LP	TX		AL, FL & GA	Advance Rehabilitation Management GP, LLC	27-4414647
	Advance Rehabilitation Management GP, LLC		LLC	TX		FL	Rehab Partners #4, Inc	27-4414443
	Agape Physical Therapy & Sports Rehabilitation, Limited Partnership		LP	TX		MD	Agape Physical Therapy Management GP, LLC	32-0378859
	Agape Physical Therapy Management GP, LLC		LLC	TX			Rehab Partners #4, Inc	45-5378415
	Agility Spine & Sports PT Management GP LLC		LLC	TX				82-10244870
	Agility Spine & Sports Physical Therapy and Rehabilitation, Limited Partnership		LP	TX		AZ	Agility Spine & Sports PT Management GP, LLC	82-0901134

ARC Iowa PT Plus, LLC		LLC	TX	IA	ARC PT Management GP, LLC (note: owned 100% by ARC Physical Therapy Plus, LP)	82-5241308
ARC Physical Therapy Plus, Limited Partnership		LP	TX	IA, KS, MO	ARC PT Management GP, LLC	80-0955852
ARC PT Management GP, LLC		LLC	TX	MO	Rehab Partners #4, Inc.	46-3942987
ARCH Physical Therapy and Sports Medicine, Limited Partnership		LP	TX	MI	Rehab Partners #1, Inc.	27-5086288
Arrow Physical Therapy, Limited Partnership	Broken Arrow Physical Therapy	LP	TX	OK	Rehab Partners #2, Inc.	76-0631992
Arrowhead Physical Therapy, Limited Partnership	Elite Sports Medicine & Physical Therapy	LP	TX	MS	Rehab Partners #2, Inc.	26-0176798
Ashland Physical Therapy, Limited Partnership		LP	TX	OR	Rehab Partners #6, Inc.	75-3054977
Audubon Physical Therapy, Limited Partnership		LP	TX	LA	Rehab Partners #6, Inc.	76-0622471
Barren Ridge Physical Therapy, Limited Partnership		LP	TX	VA	Rehab Partners #6, Inc.	26-3594831
Bayside Management GP, LLC		LLC	TX		Rehab Partners #4, Inc	27-4348787
Bayside Physical Therapy & Sports Rehabilitation, Limited Partnership		LP	TX	MD	Bayside Management GP, LLC	27-4348871
Beaufort Physical Therapy, Limited Partnership		LP	TX	NC	Rehab Partners #3, Inc.	76-0639928
Bow Physical Therapy & Spine Center, Limited Partnership		LP	TX	NH	Rehab Partners #6, Inc.	76-0623486
Brazos Valley Physical Therapy, Limited Partnership		LP	TX		Rehab Partners #3, Inc.	76-0407118
Brick Hand & Rehabilitative Services, Limited Partnership		LP	TX	NJ	Rehab Partners #3, Inc.	76-0420711

Briotix Health, Limited Partnership	InSite Health (6/25/2020 - Per Cyndi M. and Leon P. this dba is no longer used).	LP	DE	AL, AZ, CA, CO, CT, FL, GA, HI, IL, IA, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MT, NV, NJ, NY, NC, OH, OK, OR, PA, SC, TN, TX, UT, VA, WA, WI	Briotix Management GP, LLC	81-1190407
Briotix Management GP, LLC		LLC	TX	FL, MA, OH, UT		81-1200727
BTE Workforce Solutions, LLC (formerly BTE Technoligies, Inc.)		LLC	DE	AK, AL,CO, DC, FL, GA, HI, IA, ID, IL, IN, KS, KY, LA, MD, ME, MI, MN, MO,MS, MT, NC, ND, NE, NH, NJ, NM, NV, OK, PA, RI, SC, SD, TX, UT, VT, WI, WV, WY	Briotix Health, LP	52-1165956
C. Foster Physical Therapists, Limited Partnership		LP	TX		C. Foster PT Management GP, LLC	36-4965660
C. Foster PT Management GP, LLC		LLC	TX		Rehab Partners #4, Inc.	35-2689219
Cape Cod Hand Therapy, Limited Partnership	Cape Cod Hand & Upper Extremity Therapy	LP	TX	MA	Rehab Partners #1, Inc.	27-0058293
Carbon County Therapy, LLC		LLC	WY		Fremont Therapy Group, Limited Partnership	85-2336515
Carolina Physical Therapy and Sports Medicine, Limited Partnership		LP	TX	SC	Carolina PT Management GP, LLC	82-1408170
Carolina PT Management GP, LLC		LLC	TX			82-1453799
Center for Physical Rehabilitation and Therapy, Limited Partnership		LP	DE	MI	CPR Management GP, LLC	47-4006118
Cleveland Physical Therapy, Ltd.		LP	TX		Rehab Partners #2, Inc.	76-0410649
Clinical Partnership Solutions, LLC	ProgressiveHealth Clinical Partnership Solutions	LLC	IN			27-3006735
Clinical Management Solutions, LLC	ProgressiveHealth Clinical Management Solutions	LLC	IN			38-3975536
Comprehensive Hand & Physical Therapy, Limited Partnership		LP	TX	FL	Rehab Partners #2, Inc.	76-0452158

Coppell Spine & Sports Rehab, Limited Partnership
North Davis/Keller Physical Therapy
Physical Therapy of Colleyville
Physical Therapy of North Texas
Physical Therapy of Corinth
Trinity Sports & Physical Therapy
Physical Therapy of Flower Mound
Southlake Physical Therapy
Physical Therapy of Trophy Club
Heritage Trace Physical Therapy
Therapy Partners of Frisco/Little Elm
Therapy Partners of North Texas
		LP	TX		Rehab Partners #5, Inc.	76-0513962
CPR Management GP, LLC		LLC	TX		Rehab Partners #4, Inc.	47-3434985
Cross Creek Physical Therapy, Limited Partnership		LP	TX	MS	Rehab Partners #4, Inc.	35-2185612
Crossroads Physical Therapy, Limited Partnership	Green Oaks Physical Therapy - Fort Worth Green Oaks Physical Therapy	LP	TX		Rehab Partners #1, Inc.	76-0551398
Crossroads Rehabilitation, Limited Partnership	Crossroads Physical Therapy	LP	TX	MI	Rehab Partners #1, Inc.	84-1658419
Custom Physical Therapy, Limited Partnership		LP	TX	NV	Rehab Partners #4, Inc.	04-3708931
Cutting Edge Physical Therapy, Limited Partnership		LP	TX	IN	Rehab Partners #4, Inc.	20-4069256
Dearborn Physical Therapy, Ltd.	Advanced Physical Therapy	LP	TX	MI	Rehab Partners #1, Inc.	76-0376595
Decatur Hand and Physical Therapy Specialists, Limited Partnership		LP	TX	GA	Rehab Partners #4, Inc.	20-3319149
Dekalb Comprehensive Physical Therapy, Limited Partnership		LP	TX	GA	Rehab Partners #4, Inc.	20-3631634
Denali Physical Therapy, Limited Partnership		LP	TX	AK	Rehab Partners #5, Inc.	20-8666329
DHT Hand Therapy, Limited Partnership	Arizona Desert Hand Therapy Services Desert Hand and Physical Therapy	LP	TX	AZ	DHT Management GP, LLC	20-5881475
DHT Management GP, LLC		LLC	TX	AZ	Rehab Partners #4, Inc	20-5881418
Dynamic Hand Therapy & Rehabilitation, Limited Partnership		LP	TX	IL	Rehab Partners #4, Inc.	20-8847486
Eastgate Physical Therapy, Limited Partnership	Summit Physical Therapy	LP	TX	OH	Rehab Partners #4, Inc.	76-0637484
Edge Physical Therapy, Limited Partnership	River's Edge Physical Therapy	LP	TX	MT	Rehab Partners #3, Inc.	76-0473771

Enhance Physiotherapy and Performance, LLC		LLC	TX	1/25/2022	STAR Physical Therapy, LP	87-4738491
Enid Therapy Center, Limited Partnership	Enid Physical Therapy	LP	TX	OK	Rehab Partners #2, Inc.	76-0384228
Everett Management, LLC		LLC	WA		U.S. Physical Therapy, Ltd.	37-1776322
Evergreen Physical Therapy, Limited Partnership		LP	TX	MI	Rehab Partners #1, Inc.	20-8613843
Excel Physical Therapy, Limited Partnership		LP	TX	AK	Excel PT Texas GP, LLC	20-3951569
Excel PT Texas GP, LLC		LLC	TX		Rehab Partners #6, Inc.	20-3951532
Fit2WRK, Inc.		Corp	TX		U.S. Physical Therapy, Inc.	27-1647054
Five Rivers Therapy Services, Limited Partnership	Peak Physical Therapy	LP	TX	AR	Rehab Partners #3, Inc.	20-3785604
Flannery Physical Therapy, Limited Partnership	Physical Therapy Plus	LP	TX	NJ	Rehab Partners #3, Inc.	76-0580514
Fredericksburg Physical Therapy, Limited Partnership		LP	TX		Rehab Partners #1, Inc.	20-3589445
Fremont PT Management GP, LLC		LLC	TX			85-4237359
Fremont Therapy Group, Limited Partnership		LP	TX	UT, WY	Fremont PT Management GP, LLC	86-1249211
Frisco Physical Therapy, Limited Partnership	PT of Prosper	LP	TX		Rehab Partners #1, Inc.	76-0625171
Gahanna Physical Therapy, Limited Partnership	Cornerstone Physical Therapy	LP	TX	OH	Rehab Partners #4, Inc.	27-0643842
Genesee Valley Physical Therapy, Limited Partnership		LP	TX	MI	Rehab Partners #1, Inc.	26-2299603
Green Oaks Physical Therapy, Limited Partnership		LP	TX		Rehab Partners #1, Inc.	72-1531238
Hamilton Physical Therapy Services, LP		LP	TX	NJ	HPTS Management GP, LLC	74-3145890
Hands-On Sports Medicine, Limited Partnership	Metro Spine and Sports Rehabilitation	LP	TX	IL	Rehab Partners #4, Inc.	20-3300800
Hanoun Medical, Inc.	BTE Workforce Solutions Briotix Health	Corp	Ontario, Canada	British Columbia	2037053 Ontario, Inc. (owned by Briotix Health, LP)
Harbor Physical Therapy, Limited Partnership		LP	TX	MD	Rehab Partners #6, Inc.	20-3303737
HH Rehab Associates, Inc.	Genesee Valley Physical Therapy Theramax Physical Therapy	Corp	MI	DE	U.S. PT - Michigan, Inc.	38-2427228
High Plains Physical Therapy, Limited Partnership		LP	TX	WY	Rehab Partners #4, Inc.	41-2060941
Highlands Physical Therapy & Sports Medicine, Limited Partnership		LP	TX	NJ	Rehab Partners #3, Inc.	27-3126287
Horizon Rehabilitation PT Management GP, LLC		LLC	TX		USPT, Ltd.	87-3158670
Horizon Rehabilitation and Sports Medicine, Limited Partnership		LP	TX		Horizon Rehabilitation PT Management GP, LLC	87-3221050
Houston On Demand Physical Therapy, LLC		LLC	TX		Kingwood Physical Therapy, Ltd.	85-3267403
HPTS Management GP, LLC		LLC	TX	NJ	Rehab Partners #3, Inc.	74-3145888

	Indy ProCare Physical Therapy, Limited Partnership		LP	TX	IN	Rehab Partners #4, Inc.	45-4419567
	Integrius, LLC		LLC	GA			46-4689092
To be dissolved	InSite Health Limited Partnership		LP	DE		IH GP, LLC	82-4365153
	Intermountain Physical Therapy, Limited Partnership		LP	TX	ID	Rehab Partners #6, Inc.	76-0532873
	Jackson Clinics PT Management GP , LLC		LLC	TX		Rehab Partners #4, Inc.	46-4470249
	Jackson Clinics, Limited Partnership		LP	TX	MD, VA	Jackson Clinics PT Management GP, LLC	61-1729833
	Jaco Rehab Honolulu Management GP, LLC		LLC	TX			84-3191941
	Jaco Kapolei Management GP, LLC		LLC	TX			84-3152468
	Jaco Mililani Management GP LLC		LLC	TX			84-3167120
	Jaco Waikele Management GP LLC		LLC	TX			84-3176419
	Jaco Rehab Honolulu, Limited Partnership		LP	TX	HI	Jaco Rehab Honolulu Management GP, LLC	84-3255422
	Jaco Rehab Kapolei, Limited Partnership		LP	TX	HI	Jaco Kapolei Management GP, LLC	84-3236943
	Jaco Rehab Mililani, Limited Partnership		LP	TX		Jaco Mililani Management GP, LLC	84-3206751
	Jaco Rehab Waikele, Limited Partnership		LP	TX	HI	Jaco Waikele Management GP, LLC	84-3226914
	Joan Ostermeier Physical Therapy, Limited Partnership	Sport & Spine Clinic of Wittenberg	LP	TX	WI	Rehab Partners #1, Inc.	76-0556793
	Julie Emond Physical Therapy, Limited Partnership	Maple Valley Physical Therapy	LP	TX	VT	Rehab Partners #3, Inc.	76-0544267
	Kelly Lynch Physical Therapy, Limited Partnership	Sport & Spine Clinic of Watertown	LP	TX	WI	Rehab Partners #1, Inc.	76-0559026
	Kennebec Physical Therapy, LLC		LLC	TX	ME	U.S. Physical Therapy, Ltd.	46-4456545
Kingwood Physical Therapy, Ltd.
Spring-Klein Physical Therapy
West Woodlands Physical Therapy
Lake Conroe Sports Medicine and Rehabilitation Cypress Oaks Physical Therapy
Star Therapy Services of Fairfield;
Grand Oaks Sports Medicine and Rehabilitation
Star Therapy Services of Lakewood
			LP	TX		Rehab Partners #2, Inc.	76-0384227
	Lake Houston Physical Therapy, Limited Partnership	Northern Oaks Orthopedic & Sports PT	LP	TX		Rehab Partners #1, Inc.	75-3050296

	Leader Physical Therapy, Limited Partnership	Memphis Physical Therapy	LP	TX		TN	Rehab Partners #4, Inc.	76-0539465
Withdraw PA	Life Fitness Physical Therapy, LLC	In Balance Physical Therapy Herbst Physical Therapy	LLC	MD		PA	U.S. Physical Therapy, Ltd.	20-1193079
	Life Strides Physical Therapy and Rehabilitation, Limited Partnership		LP	TX		SC	Rehab Partners #2, Inc.	20-5120914
	LiveWell Physical Therapy, Limited Partnership		LP	TX			Rehab Partners #5, Inc.	26-3700763
	Madden and Gilbert PT GP, LLC		LLC	TX	1/7/2022		OPTN, LLC	87-4640726
	Madden and Gilbert Physical Therapy, LP		LP	TX	1/20/2022		Madden and Gilbert PT GP, LLC	87-4672389
	Madison Physical Therapy, Limited Partnership		LP	TX		NJ	MSPT Management GP, LLC	27-2047964
	Madison Spine, Limited Partnership		LP	TX		NJ	MSPT Management GP, LLC	90-0813058
	Max Motion Physical Therapy, Limited Partnership		LP	TX		AZ	Rehab Partners #3, Inc.	26-3988733
	Merrill Physical Therapy, Limited Partnership		LP	TX		WI	Rehab Partners #1, Inc.	76-0512097
	Mishock Physical Therapy, Limited Partnership	Xcelerate Physical Therapy	LP	TX		PA	Mishock PT Management GP, LLC	30-0783139
	Mishock PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	46-2793533
	Mission Rehabilitation and Sports Medicine, Limited Partnership	RYKE Rehabilitation	LP	TX			RYKE Management GP, LLC	26-3747839
	Mobile Spine and Rehabilitation, Limited Partnership		LP	TX		AL	Rehab Partners #6, Inc.	76-0600186
	Momentum Physical & Sports Rehabilitation, Limited Partnership	Momentum Physical Therapy & Sports Rehab; Momentum On Demand; Momentum Mobile PT	LP	TX		FL, CO, AZ	Rehab Partners #10, LLC	47-2388509
	Mountain View Physical Therapy, Limited Partnership	Mountain View Physical and Hand Therapy	LP	TX		OR	Rehab Partners #6, Inc.	76-0528482
	MSPT Management GP, LLC		LLC	TX		NJ	Rehab Partners #4, Inc	27-2047906
	National Rehab Delaware, Inc.		Corp	DE		MO	National Rehab GP, Inc.	74-2899827
shows tax clearance	National Rehab GP, Inc.		Corp	TX		FL,MO	U.S. PT - Delaware, Inc.	76-0345539
	National Rehab Management GP, Inc.		Corp	TX		IL, OH	U.S. PT - Delaware, Inc.	76-0345543
	New Horizons Physical Therapy, Limited Partnership		LP	TX		IN	Rehab Partners #4, Inc.	20-2729857
	Norman Physical Therapy, Limited Partnership		LP	TX		OK	Rehab Partners #4, Inc.	76-0420713
	North Jersey Game On Physical Therapy, Limited Partnership	Madison Spine & Physical Therapy	LP	TX		NJ	Rehab Partners #3, Inc.	27-3885529
	North Lake Physical Therapy and Rehab, Limited Partnership		LP	TX		OR	North Lake PT Management GP, LLC	90-0964749
	North Lake PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	46-2599705
	Northern Lights Physical Therapy, Limited Partnership		LP	TX		ND	Rehab Partners #3, Inc.	27-0342077
	Northwest PT Management GP, LLC		LLC	TX			Rehab Partners #4, Inc.	82-2410286
	Northwoods Physical Therapy, Limited Partnership		LP	TX		MI	Rehab Partners #1, Inc.	26-1258418

	OPR Management Services, Inc.		Corp	TX	AK, AL, AZ, CO, CT, DE, FL, GA, IA, ID, IL, IN, KS, LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE, NH, NJ, NM, NV, OH, OK, OR, PA, SC, SD, TN, VA, VT, WI, WY	U.S. Physical Therapy, Ltd.	81-3815218
	OSR Physical Therapy, Limited Partnership		LP	TX	MN	OSR Physical Therapy Management GP, LLC	83-0657305
	OSR Physical Therapy Management GP LLC		LLC	TX			83-0649952
	One to One PT Management GP LLC		LLC	TX	FL	Rehab Partners #4, Inc.	84-4060850
	One to One Physical Therapy, Limited Partnership		LP	DE	FL	One to One PT Management GP, LLC	84-4074270
	Oregon Spine & Physical Therapy, Limited Partnership	Peak State Physical Therapy	LP	TX	OR	Rehab Partners #6, Inc.	76-0613909
	Peak Performance PT Management GP, LLC		LLC	TX		Peak Performance Physical Therapy and Fitness, LLC	85-3948317
	Peak Performance Physical Therapy, Limited Partnership		LP	TX	LA	Peak Performance PT Management GP, LLC	85-4174416
	Pelican State Physical Therapy, Limited Partnership	Audubon Physical Therapy	LP	TX	LA	Rehab Partners #6, Inc.	76-0433513
	Penns Wood Physical Therapy, Limited Partnership		LP	TX	PA	Rehab Partners #5, Inc.	76-0430771
	PerformancePro Sports Medicine and Rehabilitation, Limited Partnership		LP	TX		Rehab Partners #5, Inc.	26-1539873
	Phoenix Physical Therapy, Limited Partnership		LP	TX	OH	Rehab Partners #4, Inc.	27-0932165
Check with Peter if to be dissolved	Physical Restoration and Sports Medicine, Limited Partnership		LP	TX	VA	Rehab Partners #6, Inc.	27-0878621
	Physical Therapy Northwest, Limited Partnership		LP	TX	OR	Northwest PT Management GP, LLC	82-2397360
	Physical Therapy and Spine Institute, Limited Partnership		LP	TX	IL	Rehab Partners #4, Inc.	76-0438263
	Physical Therapy Solutions, Limited Partnership		LP	DE	VA	PTS GP Management, LLC	47-3075583
	Pinnacle Therapy Services, LLC		LLC	DE	MO	U.S. Physical Therapy, Ltd.	46-3247784
	Pioneer Physical Therapy, Limited Partnership		LP	TX	NE	Rehab Partners #1, Inc.	20-3530492
	Plymouth Physical Therapy Specialists, Limited Partnership		LP	TX	MI	Rehab Partners #3, Inc.	76-0424739

	Port City Physical Therapy, Limited Partnership		LP	TX	ME	Rehab Partners #3, Inc.	76-0585914
	Precision Physical Therapy, Limited Partnership		LP	TX	PA	Rehab Partners #5, Inc.	76-0438265
	Premier Physical Therapy and Sports Performance, Limited Partnership		LP	DE		Premier Management GP, LLC	47-5385666
	Premier Management GP, LLC		LLC	DE		Rehab Partners #4, Inc.	47-5403407
	ProActive Physical Therapy, Limited Partnership		LP	TX	SD	Rehab Partners #3, Inc.	76-0600187
	ProCare Physical Therapy Management GP, LLC		LLC	TX		Rehab Partners #4, Inc.	46-2044643
	ProCare PT, Limited Partnership		LP	TX	PA	ProCare Physical Therapy Management GP, LLC	90-0941849
	ProgressiveHealth Companies, LLC		LLC	DE		U.S. Physical Therapy, Ltd.	87-4264322
	ProgressiveHealth Occ Health, LLC		LLC	IN	MI, TN	U.S. Physical Therapy, Ltd.	20-8266936
	ProgressiveHealth HealthSpot, LLC		LLC	IN		U.S. Physical Therapy, Ltd.	85-3187128
	ProgressiveHealth, LLC		LLC	IN			68-0666444
	ProgressiveHealth Rehabilitation Solutions,Inc.		Corp	GA			58-1888359
	Progressive Physical Therapy Clinic, Ltd.	Progressive Hand and Physical Therapy	LP	TX		Rehab Partners #1, Inc.	76-0387638
	PTS GP Management, LLC		LLC	TX		Rehab Partners #4, Inc.	47-3239903
	Quad City Physical Therapy & Spine, Limited Partnership		LP	TX	IA	Rehab Partners #5, Inc.	14-1921829
	RACVA GP, LLC		LLC	TX	VA	Rehab Partners #4, Inc.	37-1838302
	R. Clair Physical Therapy, Limited Partnership	Clair Physical Therapy	LP	TX		Rehab Partners #1, Inc.	76-0478967
	Radtke Physical Therapy, Limited Partnership		LP	TX	MN	Rehab Partners #5, Inc.	76-0574455
	Reaction Physical Therapy, LLC		LLC	DE	OK	U.S. Physical Therapy, Ltd.	47-1586428
	Rebound Physical Therapy, Limited Partnership		LP	TX	OR	Rebound PT Management GP, LLC	81-1026078
	Rebound PT Management GP, LLC		LLC	TX		Rehab Partners #4, Inc.	81-1045143
	Red River Valley Physical Therapy, Limited Partnership		LP	TX		Rehab Partners #5, Inc.	20-4489003
	Redmond Ridge Management, LLC		LLC	WA		U.S. Physical Therapy, Ltd.	61-1754288
	Regional Physical Therapy Center, Limited Partnership		LP	TX		Rehab Partners #5, Inc.	76-0429008
	Rehab Partners #1, Inc.		Corp	TX	FL, MA, & WI	U.S. PT Delaware, Inc.	76-0345544
	Rehab Partners #2, Inc.		Corp	TX	FL	U.S. PT Delaware, Inc.	76-0379584
Withdraw, NJ	Rehab Partners #3, Inc.		Corp	TX	MO, MT, NJ, ND, & SD	U.S. PT Delaware, Inc.	76-0394604
Withdraw UT	Rehab Partners #4, Inc.		Corp	TX	OH, & UT	U.S. PT Delaware, Inc.	76-0418425
	Rehab Partners #5, Inc.		Corp	TX		U.S. PT Delaware, Inc.	76-0427607
	Rehab Partners #6, Inc.		Corp	TX	OR	U.S. PT Delaware, Inc.	76-0433511
	Rehab Partners Acquisition #1, Inc.		Corp	TX		U.S. Physical Therapy, Inc.	76-0377650
	Rehabilitation Associates of Central Virginia, Limited Partnership	Rehab Associates of Central Virginia (Campbell County)	LP	TX	VA	RACVA GP, LLC	81-3831622
	Rice Rehabilitation Associates, Limited Partnership		LP	TX	GA	Rehab Partners #4, Inc.	76-0430769
	Riverview Physical Therapy, Limited Partnership (formerly Yarmouth Physical Therapy)		LP	TX	ME	Rehab Partners #3, Inc.	27-0001262
	Roepke Physical Therapy, Limited Partnership	Elite Hand & Upper Extremity Clinic	LP	TX	WI	Rehab Partners #1, Inc.	76-0483099

RYKE Management GP, LLC		LLC	TX		Rehab Partners #5, Inc.	26-3747599
Saginaw Valley Sport and Spine, Limited Partnership	Sport & Spine Physical Therapy and Rehab; Evergreen PT	LP	TX	MI	Rehab Partners #3, Inc.	76-0403520
Saline Physical Therapy of Michigan, Ltd.	Physical Therapy in Motion	LP	TX	MI	Rehab Partners #1, Inc.	76-0376594
San Antonio On Demand Physical Therapy, LLC		LLC	TX		U.S. Physical Therapy, Ltd.	86-1384984
Seacoast Physical Therapy, Limited Partnership		LP	TX	ME	Rehab Partners #3, Inc.	45-2498148
Signature Physical Therapy, Limited Partnership		LP	TX	OK	Rehab Partners #2, Inc.	20-5992649
Snohomish Management, LLC		LLC	WA		U.S. Physical Therapy, Ltd.	38-3953679
Snohomish Physical Therapy, PLLC		PLLC	WA		Snohomish Management, LLC
South Tulsa Physical Therapy, Limited Partnership	Physical Therapy of Jenks	LP	TX	OK	Rehab Partners #2, Inc.	76-0566430
Spectrum Physical Therapy, Limited Partnership	Southshore Physical Therapy	LP	TX	CT	Rehab Partners #2, Inc.	76-0393448
Sport & Spine Clinic of Fort Atkinson, Limited Partnership	Sport & Spine Clinic of Sauk City Sport & Spine Clinic of Madison Sport & Spine Clinic of Jefferson Sport & Spine Edgerton	LP	TX	WI	Rehab Partners #1, Inc.	76-0694802
Sport & Spine Clinic, L.P.	Sport & Spine Sport & Spine Clinic of Edgar Sport & Spine Minocqua Sport & Spine - Rib Mountain	LP	DE	WI	Rehab Partners Acquisition #1, Inc.	76-0376131
Spracklen Physical Therapy, Limited Partnership		LP	TX	NE	Rehab Partners #1, Inc.	76-0580510
STAR PT Management GP, LLC		LLC	TX		Rehab Partners #4, Inc	26-1107563
STAR Physical Therapy, LP		LP	TX	AR, TN, IN	STAR PT Management GP, LLC	62-1707893
Star Therapy Centers, Limited Partnership
Star Therapy Services of Copperfield
Star Therapy Services of Cy-Fair
Star Therapy Services of Fulshear
Star Therapy Services of Katy
Star Therapy Services of Magnolia
Star Therapy Services of Spring Cypress         Star Therapy Services of Cinco Ranch
		LP	TX		Rehab Partners #1, Inc.	76-0389608

	Texstar Physical Therapy, Limited Partnership		LP	TX		Rehab Partners #5, Inc.	76-0669263
	The Hale Hand Center, Limited Partnership		LP	TX	FL	Rehab Partners #2, Inc.	76-0601187
	The U.S. Physical Therapy Foundation		NP	TX	Qualified to fund raise in CA, FL, KS, MD, MI, TN, TX, VA		81-1071364
	Therapyworks Physical Therapy, LLC	Therapyworks	LLC	DE	IN	U.S. Physical Therapy, Ltd.	46-4446075
	Thibodeau Physical Therapy, Limited Partnership		LP	TX	MI	Rehab Partners #1, Inc.	26-1147899
	Thunder Physical Therapy, Limited Partnership		LP	TX	WA	Rehab Partners #4, Inc.	26-3806761
	U.S. Physical Therapy, Inc.		Corp	NV	AZ; HI; MI; NJ	N/A	76-0364866
	U.S. Physical Therapy, Ltd.		LP	TX	NC	National Rehab GP, Inc.	76-0388092
	U.S. PT - Delaware, Inc.		Corp	DE	FL, IL, MN, MO NM,	U.S. Physical Therapy, Inc.	51-0343523
	U.S. PT Alliance Rehabilitation Services, Inc.	Alliance Rehabilitation Services	Corp	TX	PA	U.S. Physical Therapy, Inc.	26-2377769
	U.S. PT Management, Ltd.		LP	TX	CA, ID, OH, WA, WI	National Rehab Management GP, Inc.	76-0388500
	U.S. PT Michigan #1, Limited Partnership	Genesee Valley Physical Therapy	LP	TX	MI	Rehab Partners #1, Inc.	76-0570431
	U.S. PT Michigan #2, Limited Partnership	Physical Therapy Solutions	LP	TX	MI	Rehab Partners #2, Inc.	76-0579492
	U.S. PT Solutions, Inc.	Physical Therapy Solutions	Corp	TX	VA	U.S. Physical Therapy, Inc.	26-0609553
	U.S. PT Texas, Inc.	Kinetix Physical Therapy	Corp	TX	MS	U.S. Physical Therapy, Inc.	20-5125415
To be dissolved	U.S. PT Therapy Services, Inc. (formerly U.S. Surgical Partners, Inc.)
Capstone Physical Therapy
Carolina Hand and Wellness Center
Hand Therapy of North Texas - Frisco
Hand Therapy of North Texas - Coppell
Innovative Physical Therapy
Lake City Hand Therapy
Life Sport Physical Therapy
Life Sport Physical Therapy - Glen Ellyn
Metro Hand Rehabilitation
Missouri City Physical Therapy
Mountain View Physical Therapy of Medford
Mountain View Physical Therapy of Talent
Northern Illinois Therapy Services
Propel Physical Therapy
ReAction Physical Therapy
Therapeutic Concepts
Tulsa Hand Therapy
Waco Sports Medicine and Rehabilitation
			Corp	DE	CA, FL, IA, IL, IN, KS, ME, MS, MO, NC, OH, OK, OR, PA, TX VA, & WI	U.S. Physical Therapy, Inc.	76-0613914
	U.S. PT Turnkey Services, Inc. (formerly Surgical Management GP, Inc.	The Hand & Orthopedic Rehab Clinic	Corp	TX	IN	U.S. Physical Therapy, Inc.	20-2803028
	U.S. Therapy, Inc.	First Choice Physical Therapy	Corp	TX	IN	U.S. PT - Delaware, Inc.	76-0637511
The Facilities Group, Inc.
	University Physical Therapy, Limited Partnership		LP	TX	VA	Rehab Partners #6, Inc.	76-0613913
	USPT Physical Therapy, Limited Partnership	Body Basics Physical Therapy	LP	TX	IA	Rehab Partners #5, Inc.	20-5441273
	Victory Physical Therapy, Limited Partnership		LP	TX		Rehab Partners #5, Inc.	20-4406904
	West Texas Physical Therapy, Limited Partnership		LP	TX		Rehab Partners #5, Inc.	20-5834588
	Wright PT Management GP, LLC		LLC	TX		Rehab Partners #4, Inc.	82-3239740
	Wright Physical Therapy, Limited Partnership		LP	TX	ID	Wright PT Management GP, LLC	82-3255983